Exhibit 10.1

Joint Filing Agreement

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D/A to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  July 16, 2010

CAPITAL ALLY INVESTMENTS LIMITED

By:	/s/ Dongping Fei
Name:	Dongping Fei
Title:	Director

GM INVESTMENT COMPANY LIMITED

By:	/s/ Kong Kam Yu
Name:	Kong Kam Yu
Title:	Director

GOLDEN MEDITECH COMPANY LIMITED

By:	/s/ Kong Kam Yu
Name:	Kong Kam Yu
Title:	Company Secretary

STYLE TECHNOLOGY DEVELOPMENT LIMITED

By:	/s/ Kuo Zhang
Name:	Kuo Zhang
Title:	Director

SINOWILL HOLDING LIMITED

By:	/s/ Nana Gong
Name:	Nana Gong
Title:	Director

HUGE HARVEST ENTERPRISES LIMITED

By:	/s/ Dongping Fei
Name:	Dongping Fei
Title:	Director

KINGSTATE GROUP LIMITED

By:	/s/ Hengyang Zhou
Name:	Hengyang Zhou
Title:	Director

TREND FOCUS LIMITED

By:	/s/ Kuo Zhang
Name:	Kuo Zhang
Title:	Director

NANA GONG

/s/ Nana Gong
Nana Gong

KUO ZHANG

/s/ Kuo Zhang
Kuo Zhang

DONGPING FEI

/s/ Dongping Fei
Dongping Fei

HENGYANG ZHOU

/s/ Hengyang Zhou
Hengyang Zhou

FRANCIS KWOK CHEONG WAN

/s/ Francis Kwok Cheong Wan
Francis Kwok Cheong Wan